                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                      Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SPECTRA-PHYSICS LASERS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                      LOGO
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2000
                            ------------------------

TO THE STOCKHOLDERS OF SPECTRA-PHYSICS LASERS, INC.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Stockholders of SPECTRA-PHYSICS LASERS, INC. will be held at the offices of Spectra-Physics Lasers, Inc., 1335 Terra Bella Avenue, Building 7, Mountain View, California 94043 on Tuesday, May 16, 2000, at 11:00 a.m., local time, for the purpose of:

     (1) electing five directors;

     (2) approving the 2000 Spectra Physics Lasers, Inc. Employee Stock Purchase Plan;

     (3) approving the 2000 Spectra-Physics Lasers, Inc. Stock Incentive Plan;
and

     (4) transacting such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 29, 2000 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of stock of the Company of record on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments. A list of stockholders will be available at the time and place of the meeting, and during the 10 days prior to the meeting, at the office of the Vice President, Finance, Seth S. Halio, at Spectra-Physics Lasers, Inc., 1335 Terra Bella Avenue, Building 7, Mountain View, California 94043.

     It is important that your shares be represented at the meeting regardless of the number of shares that you own. Please complete and sign the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and return it in the enclosed postage pre-paid envelope as soon as you can, whether or not you expect to attend the Annual Meeting in person.

     A proxy statement for your additional information is attached to this notice.

     You are cordially invited to attend the Annual Meeting.

                                          Respectfully,

                                          LOGO
                                          PATRICK L. EDSELL
                                          Chairman, President and
                                          Chief Executive Officer

April 27, 2000

                          SPECTRA-PHYSICS LASERS, INC.
                      1335 TERRA BELLA AVENUE, BUILDING 7
                        MOUNTAIN VIEW, CALIFORNIA 94043
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

GENERAL INFORMATION

     This proxy statement is furnished by the Board of Directors of Spectra-Physics Lasers, Inc. (the "Company") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held May 16, 2000 and at any adjournments thereof. The Company's annual report to stockholders on Form 10-K, including financial statements, accompanies this notice and proxy statement, but is not incorporated as part of the proxy statement and is not to be regarded as part of the proxy solicitation material. The proxy and this proxy statement are being mailed to stockholders on or about April 27, 2000.

     Proxies are solicited by the Board of Directors of the Company in order to provide every stockholder an opportunity to vote on all matters scheduled to come before the meeting, whether or not he or she attends the meeting in person. When the enclosed proxy card is returned properly signed, the shares represented thereby will be voted by the proxy holders named on the proxy card in accordance with the stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors.

     Solicitation of proxies is made on behalf of the Board of Directors of the Company, and the cost of preparing, assembling, and mailing the notice of Annual Meeting, proxy statement, and form of proxy will be borne by the Company. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by telephone or other electronic means. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's stock.

REVOCABILITY OF PROXY

     Execution of the enclosed proxy will not affect your right to attend the Annual Meeting and vote in person. If you do attend, you may, if you wish, vote by ballot at the meeting, thereby effectively canceling any proxies previously given. In addition, a stockholder giving a proxy may revoke it at any time before it is voted at the meeting by filing with the Vice President, Finance of the Company any instrument revoking it, or by filing with the Company a duly executed proxy bearing a later date.

VOTING AT THE ANNUAL MEETING

     Only the holders of shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company of record at the close of business on March 29, 2000 are entitled to receive notice of, and to vote at, the Annual Meeting. Each holder of Common Stock entitled to vote will have the right to one vote for each share held on all matters to come before the meeting. On that date, there were 16,558,164 shares of Common Stock issued and outstanding. The holders of a majority of the shares of Common Stock entitled to vote must be present in person or by proxy at the Annual Meeting to constitute a quorum for the purpose of transacting business at the meeting. Except for the election of directors, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on a proposal is required to ratify and approve the proposal. Abstentions are counted in tabulations of the votes cast by stockholders on the proposals and will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether any proposal has been approved. Directors are elected by a plurality of the votes present or represented by proxy at the meeting and entitled to vote on the election of directors. Because directors are elected by a plurality of votes, abstentions and broker non-votes will not have an impact on their election.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 3, 2000, certain information regarding the beneficial ownership of (i) Common Stock of the Company, (ii) common stock of Thermo Instrument Systems Inc. ("TIS"), a majority-owned, publicly traded subsidiary of Thermo Electron Corporation ("Thermo Electron") and (iii) common stock of Thermo Electron, including shares of common stock as to which a right to acquire ownership within 60 days exists, of each director and each executive officer named in the Summary Compensation Table, of all the directors and executive officers of the Company as a group, and of each person known to the Company to have been the beneficial owner of more than 5% of the outstanding Common Stock.

     While certain directors of the Company are also directors and executive officers of Thermo Electron and its subsidiaries other than the Company, all such persons disclaim beneficial ownership of the shares of common stock beneficially owned by Thermo Electron.

                                                                                          THERMO
                                                                                        INSTRUMENT       THERMO
                                           TITLE OF         SPECTRA-PHYSICS              SYSTEMS,       ELECTRON
   NAME OF BENEFICIAL OWNER(1)         BENEFICIAL OWNER      LASERS, INC.     PERCENT    INC.(2)     CORPORATION(3)
   ---------------------------      ----------------------  ---------------   -------   ----------   --------------
Patrick L. Edsell(4)..............  Chairman, President          166,268        1.0%      25,000             --
                                    and Chief Executive
                                    Officer
Leif A. Alexandersson(5)..........  Vice President                59,835          *        5,000            400
George M. Balogh(6)...............  Vice President/General        61,135          *        5,000             --
                                    Manager
Shinan S. Sheng(7)................  Vice President/General        56,835          *        5,000             --
                                    Manager
Charles E. Chandler(8)............  Vice President/General        54,835          *        5,197             --
                                    Manager
Lawrence C. Karlson(9)............  Director                      54,217          *        5,000             --
Earl R. Lewis(10).................  Director                          --          *      436,499        215,477
Denis A. Helm(10).................  Director                          --          *      278,638        167,163
Polyvios C. Vintiadis(10).........  Director                          --          *       17,597          2,500
All directors, nominees for
  director and executive officers
  as a group (11 persons).........                               487,601        2.9%     790,431        385,540
Thermo Electron Corporation.......                            13,000,000       78.6%          --             --
81 Wyman Street, P.O. Box 9046
Waltham, MA 02454(11)
Kern Capital Management, LLC......                               993,500        6.0%          --             --
114 West 47th Street, Suite 1926
New York, NY 10036(12)

---------------
  *  Less than 1%.

 (1) Aggregate number of shares beneficially owned by the Company based on information furnished to the Company by the respective stockholders. Except as reflected in the footnotes to this table, shares of the common stock beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power. Unless otherwise indicated, the address of each beneficial owner is Spectra-Physics Lasers, Inc., 1335 Terra Bella Avenue, Building 7, Mountain View, CA 94043.

 (2) Shares of the common stock of TIS beneficially owned by Mr. Edsell, Mr. Alexandersson, Mr. Balogh, Mr. Sheng, Mr. Chandler, Mr. Lewis, Mr. Helm, Mr. Vintiadis and all directors and current executive officers as a group include 25,000, 5,000, 5,000, 5,000, 5,000, 409,081, 216,250, 11,745 and
     691,576 shares, respectively, that such person or group had the right to acquire within 60 days of February 3, 2000, through the exercise of stock options. Shares beneficially owned by Mr. Vintiadis and all directors and current executive officers as a group include 5,590 shares, allocated through January 1, 2000, to Mr. Vintiadis' account maintained under the TIS deferred compensation plan. Shares beneficially owned by Mr. Helm include a total of 5,264 shares held in custodial accounts for the benefit of four minor children. Shares beneficially owned by Mr. Lewis include 2,987 shares held by his spouse. No director or named executive officer of the Company beneficially owned more than 1% of the outstanding common stock of TIS as of February 3, 2000; all directors and executive officers of the Company as a group beneficially owned less than 1% of the outstanding common stock of TIS as of such date.

 (3) Shares of the common stock of Thermo Electron beneficially owned by Mr. Lewis, Mr. Helm and all directors and current executive officers as a group include 212,278, 99,816 and 312,094 shares, respectively, that such person or group had the right to acquire within 60 days of February 3, 2000, through the exercise of stock options. Shares beneficially owned by Mr. Helm include 8,100 shares held in custodial accounts for the benefit of his four minor children. No director or named executive officer of the Company beneficially owned more than 1% of the outstanding common stock of Thermo Electron as of February 3, 2000; all directors and executive officers of the Company as a group beneficially owned less than 1% of the outstanding common stock of Thermo Electron as of such date.

 (4) Pursuant to the 1997 Spectra-Physics Lasers, Inc. Stock Option Plan (the "1997 Stock Option Plan") adopted by the Company in 1997, Mr. Edsell received options to acquire 473,100 shares of Common Stock. These options vested 25% on December 11, 1998, and continue to vest 6.25% at the end of each three-month period thereafter. On January 24, 2000, Mr. Edsell exercised options to acquire 115,000 shares of Common Stock and immediately sold those shares in the open market. Options to acquire 151,118 shares are currently exercisable and are included in the information set forth in the table above. All of Mr. Edsell's options have limitations on exercise. The remaining options to purchase 206,982 shares of Common Stock are not currently exercisable and are not included in the information set forth in the table above.

 (5) Pursuant to the 1997 Stock Option Plan, Mr. Alexandersson received options to acquire 141,930 shares of Common Stock. These options vested 25% on December 11, 1998, and continue to vest 6.25% at the end of each three-month period thereafter. On January 24, 2000, Mr. Alexandersson exercised options to purchase 25,000 shares of Common Stock and immediately sold those shares in the open market. Options to acquire 54,835 shares are currently exercisable and are included in the information set forth in the table above. The remaining options to purchase 62,095 shares of Common Stock are not currently exercisable and are not included in the information set forth in the table above.

 (6) Pursuant to the 1997 Stock Option Plan, Mr. Balogh received options to acquire 141,930 shares of Common Stock. These options vested 25% on December 11, 1998, and continue to vest 6.25% at the end of each three-month period thereafter. On January 24, 2000, Mr. Balogh exercised options to purchase 20,000 shares of Common Stock and immediately sold those shares in the open market. Options to acquire 59,835 shares are currently exercisable and are included in the information set forth in the table above. The remaining options to purchase 62,095 shares of Common Stock are not currently exercisable and are not included in the information set forth in the table above.

 (7) Pursuant to the 1997 Stock Option Plan, Mr. Sheng received options to acquire 141,930 shares of Common Stock. These options vested 25% on December 11, 1998, and continue to vest 6.25% at the end of each three-month period thereafter. On January 24, 2000, Mr. Sheng exercised options to purchase 25,000 shares of Common Stock and immediately sold those shares in the open market. Options to acquire 54,835 shares are currently exercisable and are included in the information set forth in the table above. The remaining options to purchase 62,095 shares of Common Stock are not currently exercisable and are not included in the information set forth in the table above.

 (8) Pursuant to the 1997 Stock Option Plan, Mr. Chandler received options to acquire 141,930 shares of Common Stock. These options vested 25% on December 11, 1998, and continue to vest 6.25% at the end of each three-month period thereafter. On January 24, 2000, Mr. Chandler exercised options to purchase 25,000 shares of Common Stock and immediately sold those shares in the open market. Options to acquire 54,835 shares are currently exercisable and are included in the information set forth in the table above. The remaining options to purchase 62,095 shares of Common Stock are not currently exercisable and are not included in the information set forth in the table above.

 (9) Pursuant to the 1997 Stock Option Plan, Mr. Karlson received options, with limitations on exercise, to acquire 20,000 shares of Common Stock. Of these options, options for 15,000 shares vested 25% on

     December 11, 1998, and continue to vest 6.25% at the end of each three-month period thereafter, and options for 5,000 shares vest 25% on May 4, 2000, and continue to vest 6.25% at the end of each three-month period thereafter. These options will cease to vest upon retirement from the board of directors. Options to acquire 8,437 shares are currently exercisable and are included in the information set forth in the table above. The remaining options to purchase 11,563 shares of Common Stock are not currently exercisable and are not included in the information set forth in the table above.

(10) Pursuant to the 1997 Stock Option Plan, Messrs. Vintiadis, Helm and Lewis received options to acquire 15,000 shares of Common Stock. All of these options will cease to vest upon retirement from the board of directors. All of these options have limitations on exercise, none are currently exercisable, and none are included in the information set forth in the table above.

(11) As of February 3, 2000, Thermo Electron, primarily through its indirect, majority-owned subsidiary, Spectra-Physics AB, beneficially owned 78.6% of the outstanding Common Stock and had the power to elect all of the members of the Company's board of directors.

(12) Kern Capital Management, LLC ("Kern") reported that these securities (the "Kern Shares") are held in institutional accounts for the economic benefit of the beneficiaries of those accounts. Robert E. Kern, Jr. and David Kern are principals and controlling members of Kern, may be deemed to share the power to direct the voting or disposition of the Kern Shares, and thus may be deemed to beneficially own the Kern Shares. Robert E. Kern, Jr. and David Kern deny such beneficial ownership of the Kern Shares.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of five directors each serving annual terms. It is proposed that five (5) directors be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Unless otherwise specified by the stockholders, it is intended that the shares represented by proxies will be voted for the five nominees for director listed below. All of the nominees for election to the Board of Directors are presently serving as directors of the Company. Each nominee for director has consented to his nomination and, so far as the Board of Directors and management are aware, will serve as a director if elected. However, if any of the nominees should become unavailable prior to the election, the shares represented by proxies may be voted for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors chooses to reduce the number of directors to be elected. There is no family relationship between any of the directors or nominees. There is no arrangement or understanding between any director or nominee for director and any other person(s) pursuant to which he was or is to be selected as a director or nominee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROPOSAL. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS. THE FIVE NOMINEES RECEIVING THE HIGHEST NUMBER OF AFFIRMATIVE VOTES OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO BE VOTED SHALL BE ELECTED AS DIRECTORS.

PATRICK L. EDSELL                   Age 51                   Director since 1997

     Patrick L. Edsell has been Chairman, Chief Executive Officer and President of Spectra-Physics Lasers, Inc. since the reorganization (the "Reorganization") of the Spectra-Physics Lasers and Optics Group (the "Lasers and Optics Group") in October 1997. Prior to that, he served as the President of the Lasers and Optics Group since September 1990. From October 1986 until September 1990, Mr. Edsell was Vice President, Finance and Chief Financial Officer of Spectra-Physics AB and its predecessor Pharos AB.

DENIS A. HELM                     Age 61                     Director since 1999

     Denis A. Helm has been a director of the Company since 1999. He currently serves as Executive Vice President of TIS, a manufacturer of measurement and detection instruments. Prior to that, Mr. Helm served as Senior Vice President of TIS and President of Thermo Environmental Instruments Inc. Mr. Helm is a member of the board of directors of Metrika Systems Corporation.

LAWRENCE C. KARLSON                  Age 57                  Director since 1997

     Lawrence C. Karlson has been a director of the Company since October 1997. Since 1990, he has been a private investor in and an advisor to a number of businesses. He is a member of the board of directors of AmeriSource Health Corporation, of which he is the non-executive chairman, CDI Corporation, and Vlasic Foods International, Inc., each of which is a public corporation. He is also a member of the board of directors of several private companies.

EARL R. LEWIS                     Age 56                     Director since 1999

     Earl R. Lewis has been a director of the Company since 1999. He currently serves as President and Chief Executive Officer and member of the board of directors of TIS. He was appointed Vice President of TIS in 1992, Chief Operating Officer of TIS in 1996, President of TIS in 1997 and Chief Executive Officer of TIS in 1998. Mr. Lewis has been director of TIS since 1998. Mr. Lewis has been the Chief Operating Officer, Measurement and Detection, of Thermo Electron since 1998. Prior to his appointment as Chief Operating Officer, Mr. Lewis served as Senior Vice President of Thermo Electron from June 1998 through September 1998 and Vice President of Thermo Electron from September 1996 through June 1998. From 1995 until 1998, Mr. Lewis served as Chief Executive Officer and President of Thermo Optek Corporation. Mr. Lewis served as President of Thermo Jarell Ash Corporation, now part of Thermo Optek Corporation, from 1988 until 1995. Currently, he is a director of Thermo BioAnalysis Corporation, Thermo Optek Corporation, ThermoQuest Corporation, ONIX Systems Inc., FLIR Systems, Inc., Metrika Systems Corporation, SpectRx, Inc. and Thermedics Detection Inc.

POLYVIOS C. VINTIADIS                 Age 64                 Director since 1999

     Polyvios C. Vintiadis has been a director of the Company since 1999. He has served as the Chairman and Chief Executive Officer of Towermarc Corporation ("Towermarc"), a full service real estate development company, since 1984. Prior to joining Towermarc, Mr. Vintiadis was a principal of Morgens, Waterfall & Vintiadis, a financial services firm based in New York, with whom he remains associated. Mr. Vintiadis is a member of the board of directors of TIS and Thermo TerraTech Inc.

BOARD OF DIRECTORS

     The Board of Directors of the Company held ten meetings during 1999. Each of the incumbent directors attended 75% or more of the meetings of the Board of Directors held during the period in which such director was a member of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The standing committees of the Board of Directors are the Compensation and Audit Committees.

     The Compensation Committee reviews and recommends actions to the Board of Directors on such matters as salary and other compensation of officers and the administration of certain benefit plans. The Compensation Committee also has the authority to administer, grant and award stock and stock options under the Company's incentive equity plans. The Compensation Committee was formed in January 1998. It held five meetings during fiscal year 1999. During the fiscal year 1999, Mr. Lewis served as the Chairman of the Compensation Committee and Mr. Vintiadis and Mr. Karlson served as members of the Compensation Committee.

     The Audit Committee meets with management and the Company's independent auditors to consider the adequacy of the Company's internal controls and other financial reporting matters. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent auditors, discusses with the independent auditors their audit procedures, including the proposed scope of their audit, the audit results and the accompanying management letters and, in connection with determining their independence, reviews the services performed by the independent auditors. The Audit Committee was formed in January 1998. It held five meetings during fiscal year 1999. During fiscal year 1999, Mr. Helm served as Chairman of the Audit Committee and Messrs. Karlson and Vintiadis were members of the Audit Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     EXECUTIVE COMPENSATION PROGRAM. The role of the compensation committee of the Board of Directors (the "Compensation Committee") is to recommend, establish, oversee and direct the Company's executive compensation policies and programs and to recommend to the Board of Directors compensation for executive officers. In carrying out this role, we believe it is important to align executive compensation with Company values and objectives, business strategies, management initiatives, business financial performance and enhanced stockholder value.

     The following is a summary of policies which the Board of Directors analyzed in determining the compensation for the officers of the Company. The Compensation Committee intends to follow the same general policies in determining the compensation for the officers of the Company in 2000, but may, in its discretion, alter such policies to take into consideration the applicable circumstances at the time.

     COMPENSATION PHILOSOPHY. The Compensation Committee intends to apply a consistent philosophy to compensation for all employees, including executive officers, which is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork focused on meeting the expectations of customers and stockholders.

     Under the supervision of the Board, the Company has developed a compensation policy that is designed to:

     1. Attract and retain qualified senior executives;

     2. Reward executives for actions that result in the long-term enhancement of stockholder value; and

     3. Reward results with respect to the financial and operational goals of the Company.

     The guiding principle of the Compensation Committee is to establish a compensation program that aligns executive compensation with the Company's objectives and business strategies as well as with operational and financial performance. Accordingly, each executive officer's compensation package is comprised of three elements: (a) base salary which reflects an individual's responsibilities, performance and expertise and is designed to be competitive with salary levels in effect at high technology companies of the same size; (b) annual cash bonuses tied to the Company's achievement of specified goals and (c) non-qualified stock options which strengthen the alignment of interests between the executive officers and the Company's stockholders.

     FACTORS. The principal factors that were considered in establishing the components of each executive officer's compensation package for 1999 are summarized below. In its discretion, the Compensation Committee may apply different factors in future years.

     BASE SALARY. The Company establishes salaries for the Chief Executive Officer and other officers on the basis of personal performance and by considering salaries of officers of comparably sized high technology companies according to data obtained from executive compensation consultants and from other independent outside sources. The Compensation Committee has reviewed the base salaries of the executive officers for 1999 and is of the opinion that such salaries are not unreasonable in view of those paid by comparable high-technology companies.

     ANNUAL CASH BONUSES. The Chief Executive Officer can earn up to 100% of his base salary and each of the other executive officers can earn up to 72% of his base salary based on the achievement by the Company of certain financial and operational performance goals established for each fiscal year.

     NON-QUALIFIED STOCK OPTIONS. The Company grants stock options to provide long-term incentives for the executive officers. The option grants under the 1997 Stock Option Plan are designed to align the interests of the executive officers with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner and to remain employed by the Company. The number of shares subject to each option grant is based on the officer's level of responsibility and relative position within the Company as well as a review of grants to similar executives in similar positions in comparable companies. The Compensation Committee reviewed the stock options awarded to the executive officers in 1997 and is of the opinion that the option awards are reasonable in view of each officer's level of responsibility and relative position with the Company. The Compensation Committee is also of the opinion that the awards are in line with those generally granted to executive officers in similar positions in comparable high-technology companies. Accordingly, the Company did not grant options to the Chief Executive Officer or the four other most highly compensated officers of the Company in 1999.

     DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the deductibility of compensation paid to certain executive officers of public companies, unless the compensation meets certain requirements for "performance-based" compensation. The Compensation Committee believes that all of the compensation awarded to the Company's executive officers will be fully deductible in accordance with these rules.

                                          COMPENSATION COMMITTEE

                                          Earl R. Lewis, Chairman
                                          Polyvios C. Vintiadis
                                          Lawrence C. Karlson

COMPENSATION OF DIRECTORS

     Directors not affiliated with the Company, Spectra-Physics AB or TIS receive an annual fee of $10,000 for serving on the Board of Directors, a fee of $1,000 for attending each Board of Directors meeting and a fee of $500 for attending each committee meeting not held on the same day as a Board meeting. Directors not affiliated with Spectra-Physics AB or TIS are reimbursed by the Company for expenses incurred in connection with attendance at meetings of the Board of Directors or committees thereof. No officer of the Company receives any additional compensation for serving as a member of the Board of Directors or any of its committees.

     On February 22, 1999 (the "Acquisition Date"), TIS acquired approximately 99% of the outstanding common stock of Spectra-Physics AB, the owner of approximately 80.4% of the outstanding Common Stock of the Company as of the Acquisition Date (the "Acquisition"). Mr. Karlson, in his capacity as a director of the Company, attended certain meetings with TIS in connection with the Acquisition. Mr. Karlson was paid a fee of $24,866 by the Company in respect of, and was reimbursed by the Company for expenses incurred in connection with, his attendance at these meetings.

     Under the 1997 Stock Option Plan, each director not affiliated with the Company or Spectra-Physics AB received, on the date on which the Company's initial public offering was consummated, an initial option grant to purchase 15,000 shares of Common Stock and any director not affiliated with the Company or Spectra-Physics AB first becoming a director after the Company's initial public offering received or will receive an initial option grant to purchase 15,000 shares of Common Stock upon his or her election to the Board of Directors. Additionally, each director not affiliated with the Company or Spectra-Physics AB receives an annual option grant to purchase 5,000 shares of Common Stock. Options granted to such non-affiliated directors have an exercise price equal to the fair market value of the Common Stock on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. To the Company's knowledge, there were no other relationships involving members of the Compensation Committee requiring disclosure in this section of this Proxy Statement.

                                   MANAGEMENT

OFFICERS AND KEY EMPLOYEES

     The following table sets forth certain information concerning certain officers and key employees of the Company.

                   NAME                      AGE                    POSITION
                   ----                      ---                    --------
Patrick L. Edsell..........................  51    Chairman, President and Chief Executive
                                                   Officer of Spectra-Physics Lasers, Inc.
Leif A. Alexandersson......................  47    Vice President, Distribution of
                                                   Spectra-Physics Lasers, Inc.
George M. Balogh...........................  48    Vice President and General Manager,
                                                   Commercial Systems Group of Spectra-Physics
                                                   Lasers, Inc.
Charles E. Chandler........................  46    Vice President and General Manager, OEM
                                                   Business Unit of Spectra-Physics Lasers,
                                                   Inc.
Alfred O. Feitisch.........................  42    Vice President and General Manager, Opto
                                                   Power Corporation
Seth S. Halio..............................  38    Vice President, Finance of Spectra-Physics
                                                   Lasers, Inc.
Ken E. Johnson.............................  41    Vice President, Human Resources of Spectra-
                                                   Physics Lasers, Inc.
Shinan S. Sheng............................  49    Vice President and General Manager,
                                                   Industrial and Scientific Lasers Business
                                                   Unit of Spectra-Physics Lasers, Inc.

     Patrick L. Edsell has been Chairman, Chief Executive Officer and President of Spectra-Physics Lasers, Inc. since the Reorganization. Prior to the Reorganization, he served as the President of the Lasers and Optics Group since September 1990. From October 1989 until September 1990, Mr. Edsell was Vice President, Finance and Chief Financial Officer of Spectra-Physics AB and its predecessor Pharos AB.

     Leif A. Alexandersson has been Vice President, Distribution of Spectra-Physics Lasers, Inc. since the Reorganization. Prior to the Reorganization, Mr. Alexandersson served as Vice President, Distribution of the Lasers and Optics Group since March 1993. He joined the Lasers and Optics Group in March 1992 as Vice President for European Distribution. Mr. Alexandersson was President of Geotronics of North America, a construction instruments company and an affiliate of Spectra-Physics AB, from 1988 to 1992.

     George M. Balogh has been Vice President and General Manager of the Commercial Systems Group of Spectra-Physics Lasers, Inc. since the Reorganization. Prior to the Reorganization, Mr. Balogh served as Vice President and General Manager of the Commercial Systems Group for the Lasers and Optics Group since June 1991. He joined the Lasers and Optics Group in 1988 as Operations Manager.

     Charles E. Chandler has been Vice President and General Manager of the OEM Business Unit of Spectra-Physics Lasers, Inc. since the Reorganization. Prior to the Reorganization, Mr. Chandler served as Vice President and General Manager of the OEM Business Unit for the Lasers and Optics Group since January 1996. He joined the Lasers and Optics Group in July 1988 as Manufacturing Manager and served as OEM Engineering Manager for the three years prior to October 1995.

     Alfred O. Feitisch has been Vice President and General Manager of Opto Power Corporation, a subsidiary of the Company ("Opto Power") since July 1999. From April 1999 to July 1999, Mr. Feitisch served as

Division Manager, Components at Opto Power. From July 1994 to April 1999, Mr. Feitisch was a Division Manager for the Commercial Systems Group.

     Seth S. Halio has been Vice President, Finance of Spectra-Physics Lasers, Inc. since May 1999. Mr. Halio served as Controller of Spectra-Physics Lasers, Inc. from August 1997 to May 1999. From February 1997 to August 1997, he served as Corporate Controller of Digital Video Systems, Inc. Mr. Halio was the Director of Accounting and Finance of California Microwave, Inc. from 1994 to 1997.

     Ken E. Johnson has been Vice President, Human Resources for Spectra-Physics Lasers, Inc. since the Reorganization. Prior to the Reorganization, he served as the Vice President, Human Resources of the Lasers and Optics Group since September 1995. He joined the Lasers and Optics Group in July 1989 and served as Senior Human Resources Representative, Manager, Compensation and Benefits and Human Resources Manager prior to 1995.

     Shinan S. Sheng has been Vice President and General Manager of the Industrial and Scientific Lasers Business Unit of Spectra-Physics Lasers, Inc. since the Reorganization. Prior to the Reorganization, Dr. Sheng served as Vice President and General Manager of the Industrial and Scientific Laser Business Unit of the Lasers and Optics Group since April 1995. He joined the Lasers and Optics Group in 1979 and advanced from laser physicist through a number of management positions to his current position.

SUMMARY COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The following table sets forth, for the years ended December 31, 1999, 1998 and 1997 certain information regarding the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such fiscal years, to the Company's Chief Executive Officer and each of the four other most highly compensated officers of the Company (the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                    ---------------------
                                               ANNUAL COMPENSATION                  SECURITIES UNDERLYING
                                               -------------------    ALL OTHER            OPTIONS
     NAME AND PRINCIPAL POSITION        YEAR    SALARY    BONUS(1)   COMPENSATION      (NO. OF SHARES)
     ---------------------------        ----   --------   --------   ------------   ---------------------
Patrick L. Edsell.....................  1999   $319,239        --      $ 48,594(2)          25,000(7)
Chairman, President and                 1998    300,000        --        76,504(2)              --
Chief Executive Officer                 1997    250,016   177,600       267,030(2)         473,100(8)
Leif A. Alexandersson.................  1999    209,487        --         6,231(3)           5,000(7)
Vice President                          1998    201,118    20,500        22,388(3)              --
                                        1997    192,900    54,256        54,222(3)         141,930(8)
Shinan S. Sheng.......................  1999    199,053        --         5,410(4)           5,000(7)
Vice President/General Manager          1998    183,311    23,750        19,222(4)              --
                                        1997    167,325    45,106        47,229(4)         141,930(8)
George M. Balogh......................  1999    185,742        --         5,175(5)           5,000(7)
Vice President/General Manager          1998    174,944    18,000        27,443(5)              --
                                        1997    167,325    43,025        55,489(5)         141,930(8)
Charles E. Chandler...................  1999    169,980        --         5,067(6)           5,000(7)
Vice President/General Manager          1998    159,124    16,500        16,612(6)              --
                                        1997    145,972    38,087        40,775(6)         141,930(8)

---------------
(1) Cash bonuses earned in 1998 and 1997, respectively, but paid in 1999 and 1998, respectively.

(2) "All Other Compensation" for Mr. Edsell includes the following: (i) a $25,000 annual payment in 1997 for serving as a member of the Board of Directors of the Company, which was awarded in lieu of additional salary,
    (ii) $6,000, $6,357 and $5,812 in 401(k) matching contributions made by the Company in 1999, 1998 and 1997, respectively, (iii) $25,482, $23,256 and
    $12,214 in annual payments for a Company-purchased automobile in each of 1999, 1998 and 1997, respectively, (iv) $1,950, $1,850 and $1,850 for preparation of federal and state income tax returns in 1999, 1998 and 1997, respectively, (v) a

    $103,125 bonus based on Company operating results and completion of an initial public offering in 1997, (vi) $109,761 realized upon the exercise of Spectra-Physics AB phantom stock options in 1997, (vii) a $34,375 stay-on bonus was paid in 1998 and (viii) medical and other insurance benefits of $15,162, $10,666 and $9,268 received in 1999, 1998 and 1997, respectively.

(3) "All Other Compensation" for Mr. Alexandersson includes the following: (i) $6,231, $6,138 and $5,472 in 401(k) matching contributions made by the Company in 1999, 1998 and 1997, respectively, (ii) a $48,750 bonus based on Company operating results and completion of an initial public offering in 1997 and (iii) a $16,250 stay-on bonus was paid in 1998.

(4) "All Other Compensation" for Mr. Sheng includes the following: (i) $5,410, $5,054 and $4,724 in 401(k) matching contributions made by the Company in 1999, 1998 and 1997, respectively, (ii) a $42,505 bonus based on Company operating results and completion of an initial public offering in 1997 and
    (iii) a $14,168 stay-on bonus was paid in 1998.

(5) "All Other Compensation" for Mr. Balogh includes the following: (i) $5,175, $5,447 and $4,724 in 401(k) matching contributions made by the Company in 1999, 1998 and 1997, respectively, (ii) a $42,505 bonus based on Company operating results and completion of an initial public offering in 1997,
    (iii) loan forgiveness of $7,828 and $8,260 for 1998 and 1997, respectively, and (iv) a $14,168 stay-on bonus was paid in 1998.

(6) "All Other Compensation" for Mr. Chandler includes the following: (i) $5,067, $4,111 and $3,273 in 401(k) matching contributions made by the Company in 1999, 1998 and 1997, respectively, (ii) a $37,502 bonus based on Company operating results and completion of an initial public offering in 1997 and (iii) a $12,501 stay-on bonus was paid in 1998.

(7) In 1999, the named executive officers were granted options to purchase common stock of TIS.

(8) In 1997, the named executive officers were granted options to purchase common stock of the Company.

STOCK OPTIONS

OPTION GRANTS IN 1999

     There were no options granted by the Company to the named executive officers in 1999.

     The following table sets forth information concerning individual grants of stock options made by TIS during 1999 to the named executive officers.

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE OF ASSUMED
                                                                                                      ANNUAL RATES OF
                                                                                                        STOCK PRICE
                             NUMBER OF     PERCENT OF TOTAL                                           APPRECIATION FOR
                             SECURITIES   OPTIONS GRANTED TO                                           OPTION TERM(3)
                             UNDERLYING      EMPLOYEES IN      EXERCISE PRICE                       --------------------
           NAME              OPTIONS(1)     FISCAL YEAR(2)       PER SHARE       EXPIRATION DATE       5%         10%
           ----              ----------   ------------------   --------------   ------------------  --------   ---------
Patrick L. Edsell..........    25,000            2.17%             11.95        September 14, 2004  $82,539    $182,390
Leif A. Alexandersson......     5,000             .43%             14.19          March 23, 2004    $19,602    $ 43,316
Shinan S. Sheng............     5,000             .43%             14.19          March 23, 2004    $19,602    $ 43,316
George M. Balogh...........     5,000             .43%             14.19          March 23, 2004    $19,602    $ 43,316
Charles E. Chandler........     5,000             .43%             14.19          March 23, 2004    $19,602    $ 43,316

---------------
(1) All of the options granted during the fiscal year are immediately exercisable as of the end of the fiscal year. In all cases, the shares acquired upon exercise are subject to repurchase by TIS at the exercise price if the optionee ceases to be employed by the Company, TIS or another Thermo Electron company. TIS may exercise its repurchase rights within six months after the termination of the optionee's employment. The repurchase rights lapse ratably over a two-year period with a five year option term, provided that the optionee continues to be employed by the Company, TIS or another Thermo Electron company. TIS may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation.

(2) All options were granted under the TIS stock option plan and, accordingly, are reported as a percentage of total options granted to employees under such option plan.

(3) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock of the granting company, the optionee's continued employment or service as a director through the option period and the date on which the options are exercised.

     The following table sets forth information concerning unexercised TIS options held by the named executive officers at the end of fiscal year 1999.

                                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                   SHARES                           UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                 ACQUIRED ON                      OPTIONS AT FISCAL YEAR-END           FISCAL YEAR-END
             NAME                 EXERCISE     VALUE REALIZED   (EXERCISABLE/UNEXERCISABLE)(1)   (EXERCISABLE/UNEXERCISABLE)
             ----                -----------   --------------   ------------------------------   ---------------------------
Patrick L. Edsell..............      --             --                    25,000 / 0                       $0 / --
Leif A. Alexandersson..........      --             --                     5,000 / 0                       $0 / --
Shinan S. Sheng................      --             --                     5,000 / 0                       $0 / --
George M. Balogh...............      --             --                     5,000 / 0                       $0 / --
Charles E. Chandler............      --             --                     5,000 / 0                       $0 / --

---------------
(1) All of the options reported outstanding at the end of the fiscal year were immediately exercisable as of the end of the fiscal year. In all cases, the shares acquired upon exercise of the options reported in the table are subject to repurchase by TIS at the exercise price if the optionee ceases to be employed by the Company, TIS or another Thermo Electron company. TIS may exercise its repurchase rights within six months after the termination of the optionee's employment. The repurchase rights lapse ratably over a two-year period with a five year option term, provided that the optionee continues to be employed by the Company, TIS or another Thermo Electron company. TIS may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation.

     The following table sets forth information concerning unexercised Company options held by the named executive officers at the end of fiscal year 1999.

                                                                  NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                 SHARES                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT FISCAL
                               ACQUIRED ON                     OPTIONS AT FISCAL YEAR-END                 YEAR-END
            NAME                EXERCISE     VALUE REALIZED    (EXERCISABLE/UNEXERCISABLE)     (EXERCISABLE/UNEXERCISABLE)(1)
            ----               -----------   --------------   -----------------------------   --------------------------------
Patrick L. Edsell............      --             --               236,550 / 236,550              $4,257,900 / $4,257,900
Leif A. Alexandersson........      --             --                 70,965 / 70,965              $1,277,370 / $1,277,370
Shinan S. Sheng..............      --             --                 70,965 / 70,965              $1,277,370 / $1,277,370
George M. Balogh.............      --             --                 70,965 / 70,965              $1,277,370 / $1,277,370
Charles E. Chandler..........      --             --                 70,965 / 70,965              $1,277,370 / $1,277,370

---------------
(1) Reflects net pre-tax amounts determined by subtracting the exercise price from $28 per share, the fair market value of the Common Stock at the end of fiscal year 1999.

OTHER FORMS OF COMPENSATION

EMPLOYMENT CONTRACTS

     The Company is a party to an employment agreement with Patrick L. Edsell dated January 1, 1998 that provides for the full-time employment of Mr. Edsell as the Company's President and Chief Executive Officer. The agreement had an initial term of one year and provides for continuing automatic one-year extensions until the agreement is terminated by either the Company or Mr. Edsell. Mr. Edsell's agreement provides for an annual salary of $300,000, or such greater amount as may be approved by the Company's Board of Directors, as well as other benefits. Mr. Edsell is eligible to receive a cash bonus award based upon the extent to which the Company attains all or portions of certain goals established by the Board of Directors prior to each calendar year. A non-competition provision requires, from the date of the agreement until the expiration of an eighteen month period following the date of which Mr. Edsell's term of employment terminates, that Mr. Edsell not engage (as a stockholder, with some exceptions, or as an officer, director, employee or otherwise) in any business that competes directly or indirectly with the Company. The Company may terminate Mr. Edsell's employment at any time with or without cause or upon the death or disability of Mr. Edsell. If Mr. Edsell's employment is terminated by the Company without cause, the agreement requires the Company to pay to Mr. Edsell: (i) an amount equal to the monthly salary he would have received had he remained an employee for eighteen additional months,
(ii) a cash bonus award equal to one and a half times the cash bonus Mr. Edsell would have received had he remained an employee of the Company and the Company had performed at plan, and (iii) an out placement benefit not to exceed $30,000; provided, however, that Mr. Edsell has the option of accepting the amounts due under (i) and (ii) in a lump sum payment. If Mr. Edsell elects to receive the payments in eighteen monthly installments, he is entitled to participate, at the Company's expense and during those eighteen months, in any health and welfare benefits that he was entitled to participate in prior to termination.

1997 SPECTRA-PHYSICS LASERS, INC. STOCK OPTION PLAN

     In connection with its initial public offering in 1997, the Company adopted the 1997 Spectra-Physics Lasers, Inc. Stock Option Plan which provides for the granting of non-qualified stock options ("Options") to certain officers, key employees and non-employee directors of the Company. The 1997 Stock Option Plan is administered by the Compensation Committee. The aggregate maximum number of shares of Common Stock available for awards under the 1997 Stock Option Plan is 2,309,721 shares, subject to adjustment to reflect changes in the Company's capitalization. No awards can be made under the 1997 Stock Option Plan more than 10 years after the date it was adopted.

     The exercise price of the Options are determined by the Compensation Committee in its discretion, provided that the exercise price must be at least 100% of the fair market value of a share of Common Stock on the date the Option is granted. An Option's term shall not exceed ten years from the date of grant. No Option may be exercised sooner than six months from the date of grant.

     Concurrent with the Company's initial public offering, the Company granted options to certain officers, directors and employees of the Company to purchase an aggregate of 2,087,145 shares of the Common Stock under the 1997 Stock Option Plan at the initial public offering price of $10.00 per share. Mr. Edsell was granted options to purchase 473,100 shares, and Messrs. Alexandersson, Balogh, Sheng and Chandler were each granted options to purchase 141,930 shares. These options vested 25% upon the first anniversary of the December 11, 1997 grant date and vest 6.25% at the end of each three-month period thereafter. These Options may not be exercised following termination of the grantee's employment with the Company, except that in the event that a grantee's employment terminates due to death, disability or retirement, options held by such grantee or his estate shall be exercisable, to the extent vested at the time of termination of employment, for a period of three months after termination of employment. These Options expire 10 years from the grant date.

SPECTRA-PHYSICS LASERS, INC. SAVINGS PLUS PLAN

     The Company's Savings Plus Plan (the "401(k) Plan"), as amended, is a savings and retirement plan intended to satisfy the tax qualification requirements of Sections 401(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain terms and conditions of the 401(k) Plan, substantially all of the Company's employees are eligible to participate in the 401(k) Plan on the first day of the month coinciding with or next following such employee's first day of employment. Eligible employees may contribute to the 401(k) Plan up to 15% of their compensation on a pre-tax basis and up to 5% of their compensation on an after-tax basis, subject to certain limitations in the Code.

     The Company, in its discretion, may (i) make contributions to the 401(k) Plan each year that match in whole or in part the pre-tax contributions that employees make to the 401(k) Plan, (ii) make profit sharing contributions each year and (iii) allocate those profit sharing contributions to employees in equal amounts to each employee or in a proportionate amount based on the employee's compensation for the year in relation to all of the employees' compensation for that year. All Company and employee contributions to the 401(k) Plan are fully vested and nonforfeitable at all times. Contributions to the 401(k) Plan are allocated to individual accounts for each employee, and employees may direct the investment of their accounts into various investment funds. The trustee of the 401(k) Plan is Fidelity Management Trust Company.

EXECUTIVE INCENTIVE PLAN

     The Company's Executive Incentive Plan provides certain officers of the Company with annual incentive cash bonus awards based on achievement of certain pre-established quantitative and qualitative goals. The goals of the Executive Incentive Plan are to reward executives for superior performance and for exceeding the Company's predetermined financial and business goals. To be eligible under the Executive Incentive Plan, a participant must be a full-time regular employee on the date of payment.

EMPLOYEE BONUS PLAN

     The Company's Employee Bonus Plan provides all employees of the Company, other than employees entitled to participate in the Executive Incentive Plan, with annual incentive cash bonus awards based on overall Company profitability. The goal of the Employee Bonus Plan is to provide a financial incentive for employees to achieve the Company's financial goals.

                         STOCKHOLDER RETURN PERFORMANCE

     The following graph compares the percentage change in cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Composite Index and the Chase H&Q Technology Index from December 12, 1997, the first trading date on which the Company's Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company previously compared the total stockholder return on the Company's Common Stock against the Technology sub-component of the Nations Banc Montgomery Securities Growth Stock Index 500 (the "Montgomery Technology Index"). The Company selected to compare the total stockholder return on the Company's Common Stock to the Chase H&Q Technology Index, rather than the Montgomery Technology Index, because the Company has been informed that the Montgomery Technology Index is no longer maintained. Accordingly, the Company is unable to provide a comparison with respect to the Montgomery Technology Index. Cumulative total return to stockholders is measured by dividing (x) the sum of (i) total dividends for the period (assuming dividend reinvestment) plus (ii) per-share price change for the period by (y) the share price at the beginning of the period. The graph is based on an investment of $100 at the market close on December 12, 1997 in the Common Stock and in each index.

                        COMPARISON OF TOTAL RETURN AMONG
               SPECTRA-PHYSICS LASERS, INC., THE NASDAQ COMPOSITE
                    INDEX AND THE CHASE H&Q TECHNOLOGY INDEX

                                             SPECTRA-PHYSICS LASERS, INC.    NASDAQ COMPOSITE INDEX       CHASE H&Q TECHNOLOGY
                                             ----------------------------    ----------------------       --------------------
12/12/97                                                100.00                       100.00                      100.00
12/31/97                                                125.00                       120.20                      103.99
12/31/98                                                 95.00                       142.70                      161.60
12/31/99                                                280.00                       264.83                      360.25

                                   PROPOSAL 2

               ADOPTION OF THE 2000 SPECTRA-PHYSICS LASERS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

BACKGROUND

     The Company's stockholders are being asked to approve the adoption of the 2000 Spectra-Physics Lasers, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was approved by the Board of Directors on March 29, 2000, with a total of 500,000 shares reserved for issuance thereunder. The purpose of the Purchase Plan is to provide employees of the Company, and employees of its subsidiaries that the Company designates to participate in the Purchase Plan, with an opportunity to purchase Common Stock from the Company through payroll deductions and to provide the Company with the ability to attract, retain, and motivate the best people available for the successful conduct of its business. The essential features of the Purchase Plan are outlined below.

OFFERING PERIOD

     Offerings under the Purchase Plan have a duration of six months. The first offering will begin on July 1, 2000 and end on December 31, 2000. A new offering period shall begin on the first day of each six calendar month period beginning on each January 1 and July 1 of a calendar year, starting with January 1, 2001, and ending at the end of such six month period, unless changed by the Compensation Committee.

GRANT AND EXERCISE OF OPTION

     On the first day of an offering period (the "Enrollment Date"), the participant is granted an option to purchase on the last day of the offering period (the "Exercise Date") up to a number of whole shares of the Common Stock determined by dividing 15% of the participant's Compensation (as defined in the "Payroll Deduction" section, below) by the exercise price, which shall not be less than the lower of (i) 85% of the fair market value of a share of the Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date. The exercise price shall be determined by the Compensation Committee. The number of shares subject to such option shall be reduced, if necessary, to maintain the limitations with respect to a participant's ownership of stock and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and to restrict a participant's right to purchase stock under the Purchase Plan to $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time. Unless the employee has withdrawn, his option for the purchase of shares will be exercised automatically on the Exercise Date at the applicable price. To the extent an employee's payroll deductions exceed the amount required to purchase the shares subject to option, such excess amount shall be held in such participant's account for the next period.

SHARES AVAILABLE UNDER THE PURCHASE PLAN

     The total number of shares of Common Stock that are issuable under the Purchase Plan is 500,000 shares.

ELIGIBILITY AND PARTICIPATION

     Any employee who is customarily employed for at least 20 hours per week and more than five months per calendar year by the Company is eligible to participate in offerings under the Purchase Plan. Employees of subsidiaries that the Company designates to participate will be eligible on the same basis. Employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions within the specified period of time prior to the Enrollment Date.

     No employee is permitted to purchase shares under the Purchase Plan if such employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of the Company (including shares that may be purchased under the Purchase Plan or pursuant to any other options). In addition, no employee is entitled to purchase more than $25,000 worth of shares (based on the fair market value of the shares at the time the option is granted) in any calendar year.

PURCHASE PRICE

     The Compensation Committee will set the price at which shares are sold under the Purchase Plan, which will not be less than 85% of the fair market value per share of Common Stock at either the Enrollment Date or at the Exercise Date, whichever is lower.

PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over each offering period. The deductions may not be greater than 15% of a participant's Compensation. "Compensation" for purposes of the Purchase Plan means a Participant's base pay or regular straight-time earnings plus bonuses, commissions and overtime pay.

     All payroll deductions of a participant are credited to his or her account under the Purchase Plan and are deposited with the general funds of the Company. Such funds may be used for any corporate purpose pending the purchase of shares.

ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee, which shall have all powers with respect to the Purchase Plan, except for amending or terminating the Purchase Plan.

WITHDRAWAL FROM THE PURCHASE PLAN

     A participant may terminate his or her interest in a given offering by withdrawing all, but not less than all, of the accumulated payroll deductions credited to such participant's account at any time prior to the end of the offering period. The withdrawal of accumulated payroll deductions automatically terminates the employee's interest in that offering as the case may be. As soon as practicable after such withdrawal, the payroll deductions credited to a participant's account are returned to the participant without interest.

     A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death or the failure to remain in the continuous employ of the Company for at least 20 hours per week (except for certain leaves of absence), cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to the participant, or in the case of death, to the person or persons entitled thereto, without interest.

CAPITAL CHANGES

     In the event of changes in the Common Stock of the Company due to a stock split or other changes in capitalization, or in the event of any merger, sale, reclassification, or any other reorganization, appropriate adjustments will be made by the Company to the shares subject to purchase and to the price per share.

NONASSIGNABILITY

     No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Compensation Committee as an election to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan; however, such termination cannot affect options previously granted nor may any amendment make any change in an existing option that adversely affects the rights of any participant, except as necessary to comply with tax or securities laws. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares that may be issued under the Purchase Plan or constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any successor rules thereto.

TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code, which incorporates by reference the tax treatment provisions of Section 421 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant generally will be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the Enrollment Date and one year from the Exercise Date, the amount of ordinary income will be the lesser of (a) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the Enrollment Date), and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the Exercise Date over the purchase price will be treated as ordinary income. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding period described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

REQUIRED VOTE

     Approval of the Purchase Plan requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding shares of Common Stock entitled to vote thereon. If not so approved by the stockholders, the Purchase Plan will not be adopted.

                                   PROPOSAL 3

               ADOPTION OF THE 2000 SPECTRA-PHYSICS LASERS, INC.
                              STOCK INCENTIVE PLAN

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

BACKGROUND

     The Company's stockholders are being asked to approve the adoption of the 2000 Spectra-Physics Lasers, Inc. Stock Incentive Plan (the "2000 Stock Incentive Plan"). The Plan was approved by the Board of Directors on March 29, 2000. The purpose of the 2000 Stock Incentive Plan is to assist the Company, its subsidiaries and affiliates in attracting and retaining valued officers, directors, employees and others by offering them a closer identity with the Company and a stake in its success, and to encourage ownership of the Company's stock by such persons. The essential features of the 2000 Stock Incentive Plan are outlined below.

SHARES AVAILABLE UNDER THE 2000 STOCK INCENTIVE PLAN

     The total number of shares of Company common stock ("Common Stock") that are issuable under the 2000 Stock Incentive Plan is 2,500,000 shares. The total number of shares for which awards may be granted to any one employee during a calendar year under the 2000 Stock Incentive Plan is limited to 1,000,000 shares of Common Stock. On March 1, 2000, the closing price of the Common Stock on the NASDAQ National Market was $90.

GRANT OF AWARDS

     Officers, directors and employees of the Company, its subsidiaries and affiliates and others may be granted awards under the 2000 Stock Incentive Plan. Awards of incentive stock options, non-qualified options, stock appreciation rights and restricted stock will be available under the 2000 Stock Incentive Plan. A committee of two or more non-employee directors appointed by the Company's Board of Directors (the "Committee") will administer the Plan and select the persons to whom awards will be granted, the type of awards granted to each such person, and the terms and conditions of any such awards. Awards under the 2000 Stock Incentive Plan will be evidenced by award agreements, which will specify the terms and conditions applicable to the award and which will not be inconsistent with the requirements of the Plan. A description of the various types of awards available under the 2000 Stock Incentive Plan follows.

OPTIONS

     An award of options is a grant by the Company to the recipient of the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The Committee may grant incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options under the 2000 Stock Incentive Plan. The Committee will determine the exercise price of any option granted under the Plan, but in no event will the exercise price be less than 100% of the fair market value of the shares of Common Stock on the date of grant. Options will be exercisable at such times as the Committee determines. Options may be exercised in whole or in part by payment of the exercise price in cash or, with the approval of the Committee, by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. The term of an option will in no event be greater than ten years.

STOCK APPRECIATION RIGHTS

     The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a grantee, the grantee is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or shares of Common Stock, or a combination of the two, as determined by the Committee.

RESTRICTED STOCK

     The Committee may grant shares of restricted stock which may be subject to a vesting schedule and such other terms and conditions as the Committee may impose. Shares of restricted stock granted under the 2000 Stock Incentive Plan will be evidenced by stock certificates, which will be held by the Company, and the Committee may, in its discretion, grant voting and dividend rights with respect to such shares. The Committee generally has the right to waive any vesting requirements or to accelerate the vesting of restricted stock.

ADMINISTRATION

     The Committee has the authority to administer the 2000 Stock Incentive Plan. This authority includes the power to construe and interpret the Plan, adopt regulations for carrying out the Plan and make changes in such regulations, and amend outstanding awards as long as the amendment is not adverse to the grantee.

PERFORMANCE GOALS

     The Committee may condition the exercise or the receipt of an award on the achievement of performance goals established by the Committee. A performance goal is a goal that must be met by the end of a period specified by the Committee. Performance goals for employees who may be subject to the Internal Revenue Code Section 162(m) annual $1,000,000 limit on deductible compensation will be based upon: (a) the price of the Company's Common Stock; (b) the market share of the Company, its subsidiaries or affiliates; (c) sales by the Company, its subsidiaries or affiliates; (d) earnings per share of the Company's Common Stock; (e) return on stockholder equity of the Company; or (f) costs of the Company, its subsidiaries or affiliates. Performance goals may also be based upon the performance of a particular business unit of the Company, its subsidiaries or affiliates.

TERMINATION OF SERVICE OR EMPLOYMENT

     If a grantee ceases to provide services to the Company, a subsidiary or an affiliate, any unvested restricted stock awarded to the grantee shall be forfeited, unless the Committee determines otherwise, and any unexercised options or stock appreciation rights will be exercisable only for the period of time determined by the Committee in accordance with the terms of the 2000 Stock Incentive Plan.

CAPITAL CHANGES

     In the event of a reorganization, recapitalization, stock split, reverse stock-split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares available under the 2000 Stock Incentive Plan and any adjustments to outstanding awards as it deems appropriate.

NONASSIGNABILITY

     Awards received under the 2000 Stock Incentive Plan may not be pledged, assigned or transferred for any reason during the grantee's lifetime, and any attempt to do so shall be void and the relevant award shall be forfeited. However, awards may be transferred, at the discretion of the Committee, during the grantee's lifetime to certain permitted transferees in accordance with the terms of the 2000 Stock Incentive Plan.

AMENDMENT AND TERMINATION OF THE 2000 STOCK INCENTIVE PLAN

     The 2000 Stock Incentive Plan will remain in effect until ten (10) years from the date of its adoption, unless earlier terminated by the Board of Directors. Such termination will not affect awards outstanding under the 2000 Stock Incentive Plan. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2000 Stock Incentive Plan at any time, except that stockholder approval will be required for any amendment to the Plan that requires such approval under the rules or regulations of the NASDAQ National Market System or any securities exchange applicable to the Company, or under Sections 422 or 162(m) of the Internal Revenue Code (related to Incentive Stock Options and the deductibility of certain executive compensation).

TAX INFORMATION

     The following is a summary of the principal federal income tax consequences generally applicable to awards under the 2000 Stock Incentive Plan.

     NON-QUALIFIED STOCK OPTIONS. A grantee will not have taxable income and the Company will not be entitled to a deduction upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a grantee will have ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the option, and, provided that certain requirements of the Internal Revenue Code are met, the Company will be entitled to a corresponding deduction. A grantee's tax basis in the shares of Common Stock received upon exercise of a non-qualified stock option will be equal to the fair market value of such shares on the exercise date.

     If a grantee sells the shares of Common Stock received upon exercise of a non-qualified stock option, the grantee will generally realize a short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount received in connection with the sale of the shares, and the tax basis in such shares.

     INCENTIVE STOCK OPTIONS. A grantee will not have taxable income and the Company will not be entitled to a deduction when an Incentive Stock Option is granted or exercised. Provided that the grantee meets the applicable holding period requirements for the shares received upon exercise of an Incentive Stock Option (two years from the date of grant and one year from the date of exercise), the gain or loss realized upon the sale of the shares received upon exercise will be a long-term capital gain or loss, and the Company will not be entitled to a deduction.

     However, if a grantee disposes of the shares before meeting the applicable holding period requirements, the grantee will have ordinary income at that time equal to the excess of the amount received upon such sale (or, if less, the fair market value of the shares at the time of exercise of the option) over the exercise price of the option. The Company generally will be entitled to a corresponding deduction. Any amount received upon a sale of shares before the applicable holding requirements are met which is in excess of the fair market value of the shares on the exercise date of the Incentive Stock Option will generally be treated as a capital gain and will be treated as a long-term capital gain if the shares have been held for more than one year.

     STOCK APPRECIATION RIGHTS. A grantee will not have taxable income and the Company will not be entitled to a deduction when a stock appreciation right is granted. When a grantee exercises a stock appreciation right, the grantee will have ordinary income in an amount equal to the cash or fair market value of the Common Stock received and, provided certain requirements of the Internal Revenue Code are met, the Company will be entitled to a corresponding deduction.

     RESTRICTED STOCK. When the grantee receives an award of restricted stock, the shares will be considered subject to a substantial risk of forfeiture for federal income tax purposes. Generally, the grantee will not have taxable income when he or she receive the shares of restricted stock, and the Company will not be entitled to a deduction. When the restrictions lapse, the grantee will have ordinary income equal to the fair market value of the shares of Common Stock, and the Company generally may take a deduction. Any dividends paid on shares of restricted stock generally are treated as compensation income (not dividend income). A grantee's tax basis in shares of restricted stock is the fair market value of the shares at the time when the restrictions lapse, and the grantee's holding period begins at that time. If a grantee sells the shares, he or she generally will have a short-term or long-term gain or loss, depending upon whether the grantee has held the shares for more than one year. The grantee's gain or loss will be the difference between the sale price and his or her tax basis.

     When a grantee receives an award of restricted stock, he or she may make an election under Section 83(b) of the Internal Revenue Code with respect to such shares. By making this election, the grantee will have income with respect to the shares at the time of receipt, rather than when the restrictions lapse. The amount of compensation income is the fair market value of the shares (without taking the restrictions into account), and the Company generally may take a deduction for the same amount at that time. If a grantee makes a Section 83(b) election, he or she will have no additional income when the restrictions lapse; instead, he or she will have gain or loss when he or she sells the shares. When a grantee makes a Section 83(b) election, dividend payments, if any, will be treated as dividend income. If a grantee makes a Section 83(b) election, his or her tax basis in the shares is the fair market value at the time of receipt, and his or her holding period begins at that time. If, however, the grantee forfeits the shares, he or she cannot claim a loss to the extent of the income that was realized when he or she made the Section 83(b) election.

     SECTION 162(M) LIMITATION ON COMPENSATION DEDUCTIONS. Pursuant to Section 162(m) of the Internal Revenue Code, a publicly-held corporation is not allowed a deduction for compensation paid in any one taxable year in excess of $1 million to a "covered employee" unless the compensation properly qualifies as "performance based compensation" subject to certain requirements. A covered employee for this purpose is the chief executive officer of the corporation and each of the four other most highly compensated officers of the corporation, as reported to stockholders under the Securities Exchange Act of 1934. The Company expects that grants of options and stock appreciation rights to persons who may be covered employees will meet the applicable requirements for performance based compensation, and that, as a result, compensation that is otherwise deductible under the Internal Revenue Code will not be subject to limitation under Section 162(m) of the Internal Revenue Code.

     WITHHOLDING. Grantees are responsible for making appropriate provision for all taxes required to be withheld in connection with any award made under the 2000 Stock Incentive Plan. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. The Committee may permit a grantee to pay all or part of the applicable withholding due upon exercise of an option by having shares otherwise to be issued upon such exercise withheld by the Company.

     GENERAL. The foregoing is only a summary of the effect of federal income taxation upon the grantee and the Company with respect to shares acquired under the 2000 Stock Incentive Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of a grantee's death or the income tax laws of any state, municipality or foreign country in which the grantee may reside.

REQUIRED VOTE

     Approval of the 2000 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding shares of Common Stock entitled to vote thereon. If not so approved by the stockholders, the 2000 Stock Incentive Plan will not be adopted.

                            INDEPENDENT ACCOUNTANTS

     Since July 30, 1999, the Company has retained Arthur Andersen LLP as its independent accountants and it intends to retain Arthur Andersen LLP for the current year ending December 31, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and such representatives will have an opportunity at the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions.

     On July 30, 1999, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants. Upon the recommendation of the Company's Audit Committee, the Company's Board of Directors approved the decision to change independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 30, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through July 30, 1999, there were no reportable events.

     During the two most recent fiscal years and through July 30, 1999, the Company did not consult with Arthur Andersen LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and in which either a written report was provided to the Company or oral advise was provided that Arthur Andersen LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders") to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Officers, directors and 10% Stockholders are required by SEC regulation to furnish the Company with copies of all forms they file under
Section 16(a). Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no other reports were required from those persons, the Company believes that during the period December 11, 1997 through December 31, 1999, its officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that Messrs. Lewis, Helm and Vintiadis failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3 to report all equity securities of the Company beneficially owned by them, Mr. Karlson failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 to report the automatic grant of options under the 1997 Stock Option Plan to purchase 5,000 shares of the Company's Common Stock in 1999 and Mr. Sheng failed to timely file a Statement of Changes in Beneficial Ownership on Form 4, reflecting a disposition of shares of the Company's Common Stock.

                           2001 STOCKHOLDER PROPOSALS

     In the event that a stockholder desires to have a proposal included in the proxy statement and form of proxy for the Annual Meeting of Stockholders to be held in 2001, the proposal must be received by the Company in writing on or before December 30, 2000, by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Delaware, and the Bylaws of the Company relating to such inclusion. With respect to a stockholder proposal that is not included in the 2001 proxy statement and form of proxy but which properly comes before the 2001 meeting, if the Company does not receive notice of such proposal, by certified mail, return receipt requested, on or before March 12, 2001, then the proxy solicited by the Board of Directors of the Company for the 2001 meeting may confer discretionary authority with respect to such proposal. Stockholder proposals may be mailed to the Vice President, Finance, Spectra-Physics Lasers, Inc., 1335 Terra Bella Avenue, Building 7, Mountain View, California 94043.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT, BUT IS NOT INCORPORATED AS PART OF THE PROXY STATEMENT AS IT IS NOT TO BE REGARDED AS PART OF THE PROXY SOLICITATION MATERIAL.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 2000 Annual Meeting of Stockholders. If any other matter should properly come before the Annual Meeting, however, the enclosed proxy confers discretionary authority with respect thereto.

                                          By Order of the Board of Directors,

                                          [Seth S. Halio Signature]
                                          Seth S. Halio
                                          Vice President, Finance

Dated: April 27, 2000
Mountain View, California

                        2000 SPECTRA-PHYSICS LASERS, INC.

                              STOCK INCENTIVE PLAN

                        2000 SPECTRA-PHYSICS LASERS, INC.

                              STOCK INCENTIVE PLAN


1.    PURPOSE OF THE PLAN

      The purpose of the Plan is to promote the long term financial success of Spectra-Physics Lasers, Inc., its Subsidiaries and Affiliates, and to materially increase shareholder value by: (i) providing performance related incentives that motivate superior performance on the part of the Company's employees, officers, directors and others providing value to the Company; (ii) providing the Company's employees, officers, directors and others providing value to the Company with the opportunity to acquire an ownership interest in the Company, and to thereby acquire a greater stake in the Company and a closer identity with it; and (iii) enabling the Company to attract and retain the services of employees, officers, directors and others providing value to the Company of outstanding ability and upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

2.    DEFINITIONS

      2.1.  "Act" means the Securities Exchange Act of 1934, as amended.

      2.2. "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Committee.

      2.3. "Award" means an award of Options, SARs, Restricted Stock or any combination thereof.

      2.4. "Award Share" means any share of Common Stock purchased upon the exercise of an Option or SAR, or issued pursuant to an Award of Restricted Stock.

      2.5.  "Board" means the Board of Directors of the Company.

      2.6. "Cause" means a Participant's (i) engagement in willful or gross misconduct or neglect; (ii) continual failure to perform his or her duties for the Company, a Subsidiary or an Affiliate; (iii) commitment of a felony or any crime involving the Company, a Subsidiary or an Affiliate; or (iv) commitment of fraud, misappropriation or embezzlement.

      2.7. "Change of Control" means, following the effective date of this Plan, the merger, consolidation or other combination of the Company with, or acquisition of the Company by, another person or entity, or the divisive reorganization, liquidation or partial liquidation of the Company; provided that a "Change of Control" shall not occur when the Company merges with another person or entity and the Company is the surviving entity.

      2.8.  "Code" means the Internal Revenue Code of 1986, as amended.

      2.9. "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a Non-Employee Director and an Outside Director.

      2.10. "Common Stock" means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

      2.11. "Company" means Spectra-Physics Lasers, Inc., a Delaware corporation, or any successor corporation.

      2.12. "Fair Market Value" means, on any given date:

            2.12.1. if the Common Stock is listed on an established stock exchange or exchanges, the closing price of Common Stock on the principal exchange on which it is traded on such date, or if no sale was made on such date on such principal exchange, on the last preceding day on which the Common Stock was traded;

            2.12.2. if the Common Stock is not then listed on an exchange, but is quoted on NASDAQ or a similar quotation system, the mean between the closing bid and asked prices per share for the Common Stock as quoted on NASDAQ or similar quotation system on such date;

            2.12.3. if the Common Stock is not then listed on an exchange or quoted on NASDAQ or a similar quotation system, the value, as determined in good faith by the Committee.

      2.13. "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

      2.14. "Non-Employee Director" means a member of the Board who meets the definition of a "Non-Employee Director" under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act.

      2.15. "Non-Qualified Stock Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Stock Option by the Committee.

      2.16. "Option" means the right, granted from time to time under the Plan, to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

      2.17. "Outside Director" means a member of the Board who meets the definition of an "Outside Director" under Section 162(m) of the Code and related regulations.

      2.18. "Participant" means a person who is designated by the Committee as eligible to participate in the Plan and who receives an Award under this Plan.

      2.19. "Performance Goal" means a goal that has been established by the Committee and that must be met by the end of a Performance Period (but that is substantially uncertain to be met before the grant). The Committee shall have sole discretion to determine the specific targets within each category of Performance Goals, and whether such Performance Goals have been achieved. With respect to any Section 162(m) Participant, such Performance Goals shall include:
(i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof).

      2.20. "Performance Period" means the time period during which Performance Goals must be met.

      2.21. "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Participant, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest in such corporation or partnership is such individual Participant or Permitted Transferee (or any trust for the benefit of such persons).

      2.22. "Plan" means the 2000 Spectra-Physics Lasers, Inc. Stock Incentive Plan herein set forth, as amended from time to time.

      2.23. "Restricted Stock" means Common Stock awarded by the Committee under
Section 8 of the Plan.

      2.24. "Restriction Period" means the period during which Restricted Stock awarded under the Plan is subject to forfeiture.

      2.25. "SAR" means the right to receive, in cash or in Common Stock, as determined by the Committee, the increase in the Fair Market Value of the Common Stock underlying the SAR from the date of grant to the date of exercise.

      2.26. "Section 162(m) Participant" means any employee of the Company or its Subsidiaries designated by the Committee as a key employee whose compensation for the fiscal year in which the key employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      2.27. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.28. "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

3.    ELIGIBILITY

      Any employee, officer, director or other person providing value to the Company who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an employee of the Company or a Subsidiary.

4.    ADMINISTRATION

      4.1. Members of the Committee shall be appointed by and hold office at the pleasure of the Board. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      4.2. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan, and full authority to act in selecting the eligible persons to whom Awards may be granted, in determining the times at which such Awards may be granted, in determining the time and the manner in which Options and SARs may be exercised, in determining the type and amount of Awards that may be granted, in determining the terms and conditions of Awards that may be granted under the Plan, including a Participant's rights under an Award once his or her service or employment has terminated, and the terms of agreements which will be entered into with Participants (which terms shall not be inconsistent with the terms of the Plan). Such agreements may include provisions on the Company's right to purchase any Common Stock issued to the Participant under the Plan upon the termination of the Participant's service. The Committee also shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Participants.

      4.3. The Committee shall have the power to accelerate the exercisability or vesting of any Award. Notwithstanding the foregoing or any other provision of the Plan, the Committee shall not alter the exercisability or vesting of an Award granted to a Section 162(m) Participant when such exercisability or vesting depends on the attainment of one or more Performance Goals, except in the event of a Change of Control, or the death or disability of the Participant.

      4.4. The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; and to determine under Section 11 the effect, if any, of a Change of Control upon outstanding Awards; and to grant Awards (other than Incentive Stock Options) that are transferable by a Participant.

      4.5. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in the application of the Plan's provisions, and to make all determinations necessary or advisable for the administration of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive for all purposes and upon all Participants.

      4.6. The Committee may condition the grant of any Award or the lapse of any Restriction Period upon the Participant's or Company's achievement of a Performance Goal or Goals. If an Award to a Section 162(m) Participant is to made subject to Performance Goals, the Committee shall, in its sole discretion, determine and establish the Performance Goals for the Participant prior to the completion of 25% of the relevant Performance Period, or such earlier date as is required under Section 162(m) of the Code. After the end of any Performance Period, the Committee shall certify in writing the level of attainment of the Performance Goals for the Performance Period.

5.    SHARES OF STOCK SUBJECT TO THE PLAN

      5.1. Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 2,500,000 shares.

      5.2. The maximum number of shares of Common Stock covered by Awards granted to any employee of the Company or a Subsidiary under the Plan during any calendar year shall not exceed 1,000,000 (the "Individual Limit").

      5.3. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the number of shares of Common Stock available for Awards under the Plan, or (ii) be counted against the Individual Limit. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan; however, such shares shall be counted against the Individual Limit.

6.    OPTIONS

      The grant of Options shall be subject to the following terms and conditions:

      6.1. Option Grants: Any Option granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. Such agreements shall state whether the Option is an Incentive Stock Option or Non-Qualified Stock Option.

      6.2. Number of Shares: Subject to the Individual Limit, the Committee shall specify the number of shares of Common Stock subject to each Option.

      6.3. Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be as determined by the Committee, but shall not be less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

      6.4. Term of Option and Vesting: The Committee shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than 10 years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). The right to exercise an option or the underlying shares of Common Stock obtained upon the exercise of an Option may be subject to a vesting schedule and/or the attainment of Performance Goals as determined by the Committee and set forth in the applicable stock option agreement. An Incentive Stock Option shall not be exercisable for more than one year after a Participant's termination due to disability, or for more than three months after any other termination of employment.

      6.5. Incentive Stock Options: Each provision of the Plan and each agreement relating to an Incentive Stock Option shall be construed and interpreted in a manner consistent with the requirements of Section 422 of the Code. In no event may a Participant be granted an Incentive Stock Option which does not comply with the limitations prescribed by Section 422 of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exerciseable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

      6.6.  Restrictions on Transferability: Except as otherwise permitted under
Section 422 of the Code, no Incentive Stock Option shall be transferable and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 6.

      6.7. Exercise of Option and Payment of Option Price: An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock held by the Participant for at least 6 months and valued at their Fair Market Value on the date of exercise.

7.    STOCK APPRECIATION RIGHTS

      The grant of SARs shall be subject to the following terms and conditions:

      7.1. Grant of SARs: Any SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall specify the number of shares of Common Stock subject to the Award, conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. The base price of an SAR shall be the Fair Market Value of the Common Stock on the date of grant.

      7.2. Tandem SARs. An SAR granted under the Plan may be granted in tandem with all or a portion of a related Option. An SAR granted in tandem with an Option may be granted either at the time of the grant of the Option or at a time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. The base price of an SAR granted in tandem with an Option shall be the option price under the related Option.

      7.3. Exercise of an SAR: An SAR shall entitle the Participant to surrender unexercised the SAR (or any portion of such SAR) and to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Restricted Stock, or any combination thereof, as the Committee shall determine. Upon exercise of an SAR issued in tandem with an Option or lapse thereof, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised, or lapses, as to some or all of the shares of Common Stock covered by the grant, the related SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

      7.4. Other Applicable Provisions: SARs shall be subject to the same terms and conditions applicable to Options as stated in section 6.4.

8.    RESTRICTED STOCK

      An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events or upon the Participant's and/or Company's failure to achieve Performance Goals established by the Committee. A grant of Restricted Stock shall be subject to the following terms and conditions:

      8.1. Grant of Restricted Stock Award. Any Restricted Stock granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award,
(ii) the Restriction Period applicable to each Award, (iii) the events that will give rise to a forfeiture of the Award, (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award, (v) the extent to which the Participant's right to receive Common Stock under the Award will lapse if the Performance Goals, if any, are not met, and (vi) whether the Restricted Stock is subject to a vesting schedule. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

      8.2. Delivery of Restricted Stock. Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, or pledge of the Restricted Stock during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

      8.3. Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, the Participant shall not have any of the rights of a shareholder, including the right to vote the shares of Restricted Stock and receive dividends and other distributions. If the Participant does have the right to receive such distributions during the Restriction Period, any distributions in the form of Common Stock shall be subject to the same restrictions as the underlying Restricted Stock.

      8.4. Receipt of Common Stock. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Restricted Stock agreement, the number of shares of Restricted Stock with respect to which the restrictions shall lapse. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions have lapsed shall be delivered to the Participant (or, where appropriate, the Participant's legal representative).

      8.5. Termination. Unless otherwise determined by the Committee, if a Participant's employment or service with the Company, a Subsidiary or an Affiliate terminates for any reason, any unvested Restricted Stock shall be forfeited.

9.    DEFERRAL ELECTION

      Notwithstanding any provision of the Plan to the contrary, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock that the Participant would otherwise be entitled to receive pursuant to an Award. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock deferred by all Participants pursuant to this Section 9 if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company.

10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares authorized for use under the Plan, the Individual Limit and any adjustments to outstanding Awards as it determines appropriate. The adjustments to outstanding Awards shall include, but not be limited to, the number of shares covered, the respective prices, limitations, and/or Performance Goals applicable to the outstanding Awards. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee pursuant to this Section 10 shall be conclusive.

11.   CHANGE OF CONTROL OF THE COMPANY

      11.1. Options and SARs. Upon a Change of Control, all Options and SARs that are unexercised and outstanding may, at the discretion of the Committee:

            11.1.1. become immediately and fully vested and exercisable;

            11.1.2. be canceled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying an Option or SAR as of the date of the Change of Control over the option price of the Option or the base price of the SAR;

            11.1.3. be terminated immediately prior to the Change of Control, provided that the Participant fails to exercise the Option or SAR within a specified period following the

Participant's receipt of a written notice of such Change in Control and of the Company's intention to terminate the Option or SAR prior to such Change of Control; or

            11.1.4. be assumed by the successor corporation, and shall be substituted with options or SARs involving the common stock of the successor corporation, with the terms and conditions of the substituted options or SARs being no less favorable than the Options or SARs granted by the Company.

      11.2. Restricted Stock Awards. Upon a Change of Control, all Restricted Stock Awards that are outstanding may, at the discretion of the Committee, become immediately and fully vested.

12.   EFFECTIVE DATE, TERMINATION AND AMENDMENT

      The Plan shall become effective on the date it is approved by the Board, subject to shareholder approval. Options granted under the Plan prior to such shareholder approval shall expressly not be exercisable prior to such approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval to the extent such approval is required under Code Section 422, Code
Section 162(m), any applicable law or the rules of a stock exchange or NASDAQ. Termination of the Plan pursuant to this Section 12 shall not affect Awards outstanding under the Plan at the time of termination.

13.   TRANSFERABILITY

      Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Participant's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant to a Permitted Transferee during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Participant. A Permitted Transferee shall, in all cases, be subject to the provisions of the agreement between the Company and the Participant. The rights of the Permitted Transferee shall be no greater than the rights that would be acquired by the Participant's estate if the Participant were to die prior to the transfer of the Award.

14.   GENERAL PROVISIONS

      14.1. No Right to Continued Employment or Service. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, or upon any other person any right with respect to continued service for the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment or service of any person at any time.

      14.2. Transfer of Employment. For purposes of this Plan, a transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment.

      14.3. Payment of Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, all taxes required to be paid in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. The Company's power to withhold a portion of the cash or Common Stock received pursuant to an Award, or require that the Participant remit the applicable taxes shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock or cash, or the exercise of Options or SARs, the Company shall have the right to retain the shares of Common Stock or cash to be paid pursuant to the Award, or the exercise of the Option or the SAR, until the Company determines that the applicable withholding taxes have been satisfied.

      14.4. Restrictions on Shares. The Award Shares shall be subject to restrictions on transfer pursuant to applicable securities laws and such other agreements as the Committee shall deem appropriate and shall bear a legend subjecting the Award Shares to those restrictions on transfer in accordance with the applicable Award. The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under any other applicable law, regulation, rule or agreement.

      14.5. Requirements of Law. The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (a) the listing, registration or qualification of the Award Shares upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body or (c) an agreement by the recipient of an Award with respect to the disposition of the Award Shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Award Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

      14.6. Amending of Awards. The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Participant, except in the case of amendments adverse to the Participant, in which case the Participant's consent to any such amendment is required.

      14.7. No Shareholder Rights. Except as otherwise provided in Section 8, a Participant shall have no rights as a shareholder with respect to shares of Common Stock subject to an Award unless and until certificates for the Award Shares are issued to the Participant.

      14.8. Changes in Current Law. A citation to any law, regulation or rule herein shall be construed to be a citation to the most recent version of, or successor to, any such law, regulation or rule.

      14.9. Headings. Section headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Plan and shall not be used to interpret the scope of this Plan or the rights or obligations of the Company in any way.

      14.10. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.





      To record the adoption of the Plan, Spectra-Physics Lasers, Inc. has caused its authorized officers to affix its corporate name and seal this ______ day of _________, 2000.



                                          SPECTRA-PHYSICS LASERS, INC.

Attest:

-------------------------------------     -------------------------------------
                                          By:  Patrick L. Edsell
                                               Chairman, President and
                                               Chief Executive Officer

                        2000 SPECTRA-PHYSICS LASERS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


      1. PURPOSE. The purpose of the Plan is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under section 423 of the Code. The provisions of the Plan shall be construed accordingly, so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.    DEFINITIONS.

            (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

            (b)   "Board" shall mean the Board of Directors of the Company.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean the Compensation Committee of the Board.

            (e) "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

            (f) "Company" shall mean Spectra-Physics Lasers, Inc., a Delaware corporation, or any successor which adopts this Plan.

            (g) "Compensation" shall mean a Participant's base pay or regular straight-time earnings plus bonuses, commissions and overtime pay.

            (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a Leave of Absence that meets the requirements of Paragraph 9(b).

            (i) "Designated Subsidiary" shall mean any Subsidiary that has been designated to participate in the Plan in accordance with Paragraph 29.

            (j) "Eligible Employee" shall have the meaning defined in Paragraph 3(a).

            (k) "Employee" shall mean any person, including an officer, who is customarily employed for at least 20 hours per week and for more than five months in the calendar year by an Employer; provided, however, that no individual shall be considered an Employee for purposes of this Plan if a country's law prohibits the granting of options under this Plan to individuals who are citizens of that country. The determination of whether an individual is an Employee for purposes of this Plan shall be made in accordance with the rules under Section 3401(c) of the Code and the Treasury Regulations thereunder.

            (l) "Employer" shall mean the Company and each of its Designated Subsidiaries.

            (m) "Enrollment Date" shall mean the first day of each Offering Period.

            (n)   "Exercise Date" shall mean the last day of each Offering
      Period.

            (o) "Exercise Price" shall have the meaning as defined in Paragraph 6(b).

            (p) "Leave of Absence" shall mean any period for which a Participant is absent from work due to a short-term disability (as such term is defined in the Company's disability insurance program, however, such disability shall last no longer than 90 days), leave under the Family Medical Leave Act of 1993, leave pursuant to qualified military service under the Uniformed Services Employment and Reemployment Rights Act of 1994, vacation, or any other leave approved in writing by the Employer of such Participant.

            (q) "Offering Period" shall mean that period to be determined by the Committee beginning on the date Eligible Employees are offered the opportunity to purchase Shares hereunder. The first Offering Period shall begin on July 1, 2000 and shall end on December 31, 2000. Until changed by the Committee, in its sole and absolute discretion, a new Offering Period shall begin on the first day of each six month calendar period beginning on each January 1 and July 1 of a calendar year, starting with January 1, 2001, and shall end on the end of such six month period.

            (r) "Participant" shall mean an Eligible Employee who has elected to participate herein by authorizing payroll deductions pursuant to Paragraph 4.

            (s) "Payroll Deduction Account" shall mean the separate account maintained hereunder to record the amount of a Participant's Compensation that has been withheld pursuant to Paragraph 5.

            (t) "Plan" shall mean the 2000 Spectra-Physics Lasers, Inc. Employee Stock Purchase Plan.

            (u)   "Share" shall mean a share of Common Stock.

            (v) "Subscription Agreement" shall have the meaning as defined in Paragraph 4(a).

            (w) "Subsidiary" shall mean a corporation, domestic or foreign, of which at the time of the granting of the option pursuant to Paragraph 6, not less than 50% of the total combined voting power of all classes of stock are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3.    ELIGIBILITY.

            (a) General Rule. Any Employee on an Enrollment Date shall be eligible to participate as an "Eligible Employee" during the Offering Period beginning on such Enrollment Date, subject to the requirements of Paragraph 4(a) and the limitations imposed by section 423(b) of the Code.

            (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be an Eligible Employee if:

                  (i) Immediately after the grant, such Employee would own stock (including for purposes of this Paragraph 3(b) any stock he may acquire upon exercise of outstanding options or stock owned by another person which would be attributed to the Employee under section 424(d) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary computed in accordance with section 423(b)(3) of the Code; or

                  (ii) Such option would permit such Employee's right to purchase stock under all employee stock purchase plans (described in section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of section 423(b)(8) of the Code.

      4.    PARTICIPATION.

            (a) An Eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions, in a form substantially similar to Exhibit A attached to this Plan ("Subscription Agreement"), and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date for an Offering Period, unless a later time for filing the Subscription Agreement is set by the Committee for all Eligible Employees with respect to a given Offering Period.

            (b) Payroll deductions for a Participant shall commence with the first payroll paid in the first Offering Period in which the Participant has elected to participate. Such deductions shall continue until the Participant ceases to participate in the Plan as provided in Paragraph 9.

            (c) An Eligible Employee's failure to elect to participate in the Plan by completing a Subscription Agreement, and filing it with the Company's Human Resources Department prior to the applicable deadline for an Offering Period, shall result in the Employee's waiver of participation for such Offering Period, and such waiver shall be irrevocable with respect to such Offering Period. An Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods.

      5.    PAYROLL DEDUCTIONS.

            (a) At the time a Participant files his or her Subscription Agreement, such Participant shall elect to have payroll deductions (in whole percentage increments) made on each pay date occurring during his or her participation in the Plan in an amount of not less than 1% nor more than 15% of the Compensation which he or she receives on each pay date.

            (b) All payroll deductions made by a Participant shall be credited to his or her Payroll Deduction Account under the Plan. No interest shall accrue on the payroll deductions in a Participant's Payroll Deduction Account in the Plan.

            (c) No changes in the rate of payroll deductions during an Offering Period, other than a withdrawal pursuant to Paragraph 9, are permitted. A Participant may change his or her rate of deduction for future Offering Periods by filing a revised Subscription Agreement, in accordance with the rules outlined in Paragraph 4(a).

      6.    GRANT OF OPTION.

            (a) On the Enrollment Date for each Offering Period, each Participant in such Offering Period shall be granted an option to purchase up to a number of whole Shares determined by dividing the portion of the Participant's Compensation which is to be deducted from the Participant's payroll for the applicable Offering Period by the Exercise Price for the Offering Period; provided, however, that the number of Shares subject to such option shall be reduced, if necessary, to a number of Shares which would not exceed the limitations described in Paragraph 3(b) or Paragraph 10(a) hereof.

            (b) The "Exercise Price" per Share offered in a given Offering Period shall be determined by the Committee but shall not be less than the lower of: (i) 85% of the fair market value of a Share on the Enrollment Date for the Offering Period, or (ii) 85% of the fair market value of a Share on the Exercise Date for the Offering Period. The fair market value of a Share on a given date shall be the closing price of such Share as reported by the Nasdaq National Market or reported on such other national exchange as it may, from time to time, be reported on, on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading), unless the Shares cease to be traded on a national exchange. If the Shares cease to be traded on a national exchange, fair market value shall be determined by the Committee in its discretion consistent with section 423 of the Code or the regulations thereunder.

            (c) All grants made hereunder shall be deemed to have been made on the applicable Enrollment Date.

      7. EXERCISE OF OPTION. The Participant's option for the purchase of Shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for such Participant at the applicable Exercise Price with the payroll deductions accumulated in his or her Payroll Deduction Account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period as provided in Paragraph 9. During a Participant's lifetime a Participant's option to purchase shares hereunder is exercisable only by such Participant. Any amount remaining in the Participant's Payroll Deduction Account after an Offering Period shall be held in the Payroll Deduction Account until the next Offering Period, unless the Offering Period has been oversubscribed or has terminated, in which case such amount shall be refunded to the Participant.

      8. DELIVERY. As soon as practicable after the Exercise Date, the Committee shall arrange the delivery to each Participant, or to his or her account at a brokerage firm, of a certificate representing the Shares purchased upon exercise of his or her option.

      9.    WITHDRAWAL; TERMINATION OF EMPLOYMENT.

            (a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Payroll Deduction Account and not yet used toward the exercise of his or her option under the Plan at any time by giving written notice to the Committee on a form substantially similar to Exhibit B attached to this Plan. All of the Participant's payroll deductions credited to his or her Payroll Deduction Account that have not yet been used to purchase Shares will be paid to such Participant as soon as practicable after receipt of his or her notice of withdrawal. A withdrawal of a Participant's Payroll Deduction Account shall terminate the Participant's participation for the Offering Period in which the withdrawal occurs. No further payroll deductions for the purchase of Shares will be made from the Participant's Compensation.

            (b) Upon termination of the Participant's Continuous Status as an Employee of the Company for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her Payroll Deduction Account will be returned to such Participant and his or her option will be canceled; provided, however, a Participant who goes on a Leave of Absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such Leave of Absence. If such Participant is not guaranteed reemployment by contract or statute (including both federal and state statutes) and the Leave of Absence exceeds 90 days, such Participant shall be deemed to have terminated employment on the 91st day of such Leave of Absence. Payroll deductions for a Participant who has been on a Leave of Absence will resume upon return to work at the same rate as in effect prior to such leave unless the Leave of Absence begins in one Offering Period and ends in a subsequent Offering Period, in which case the Participant shall not be permitted to re-enter the Plan until a new Subscription Agreement is filed with respect to an Offering Period which commences after such Participant has returned to work from the Leave of Absence.

            (c) A Participant's withdrawal from one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar plan which may hereafter be adopted by the Company.

      10.   SHARES.

            (a) The maximum number of Shares which shall be made available for sale under the Plan shall be 500,000 Shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Committee. If, on an Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give Participants written notice of such reduction and the number of Shares which each Participant shall be allowed to purchase. Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Shares hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of federal or state securities laws.

            (b) A Participant will have no interest or voting right in Shares covered by his or her option until such option has been exercised and the Shares have been issued or transferred to the Participant pursuant to Paragraph 8.

            (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, with the prior written request of the Participant, in the names of the Participant and his or her spouse.

      11. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have all powers with respect to the Plan, except for amending or terminating the Plan as set forth in Paragraph 17 hereof.

            (a) Each member of the Committee shall serve until his successor is appointed. Any member of the Committee may be removed at any time by the Board, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign by giving 30 days written notice to the Company.

            (b) The members of the Committee shall serve without compensation for services as such, other than compensation for attendance of normal Committee meetings, but the Company shall pay all expenses of the Committee.

            (c)   The Committee shall have the following powers and duties:

                  (1) To direct the administration of the Plan in accordance with the provisions herein set forth;

                  (2) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

                  (3) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, the eligibility of an Employee to participate in the Plan;

                  (4) To enforce the terms of the Plan and the rules and regulations it adopts;

                  (5) To direct the distribution of the Shares purchased hereunder;

                  (6) To furnish the Employer with information which the Employer may require for tax or other purposes;

                  (7) To engage the service of counsel (who may, if appropriate, be counsel for an Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

                  (8) To prescribe procedures to be followed by Participants in electing to participate herein;

                  (9) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

                  (10) To maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Payroll Deduction Account under the Plan; and

                  (11)  To interpret and construe the Plan.

      12.   DESIGNATION OF BENEFICIARY.

            (a) A Participant may file a written designation of a beneficiary (as indicated in the Subscription Agreement or otherwise) who is to receive any Shares under the Plan in the event of such Participant's death subsequent to the Exercise Date on which an option is exercised but prior to the issuance of such shares, and/or any cash from the Participant's Payroll Deduction Account in the event of such Participant's death prior to an Exercise Date.

            (b) Such designation of beneficiary may be changed by the Participant at any time by written notice submitted to the Employer's Human Resources Office on a form prepared by such office for this purpose. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan, the Committee shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company or Committee), the Committee, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

      13. TRANSFERABILITY. Neither payroll deductions credited to Participant's Payroll Deduction Account nor any rights with regard to the exercise of an option to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Paragraph 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with Paragraph 9.

      14. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      15. REPORTS. Individual Payroll Deduction Accounts will be maintained for each Participant in the Plan. Statements of Payroll Deduction Account will be given to Participants as soon as practicable following an Exercise Date, such statements will set forth the amounts of payroll deductions, the per Share exercise price, the number of Shares purchased and the remaining cash balance, if any.

      16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If an option under this Plan is exercised subsequent to any stock split, spinoff, recapitalization, reorganization, reclassification, merger, consolidation, exchange of shares, or the like occurring after such option was granted, as a result of which shares of any class of Company stock shall be issued in respect of the outstanding Company shares, or Company shares shall be changed into a different number of the same or another class or classes, the number of Shares to which such option shall be applicable and the option price for such Shares shall be appropriately adjusted by the Company. Any such adjustment, however, in the Shares shall be made without change in the total price applicable to the portion of the Shares purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for the Shares.

      In the event of the proposed dissolution or liquidation of the Company or upon a proposed reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a proposed sale of substantially all of the property or stock of the Company to another corporation, the Offering Period during which such event occurs will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the holder of each option then outstanding under the Plan will thereafter be entitled to receive, upon the exercise of such option, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction for each Share to which such option shall be exercised. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Paragraph shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities, and/or property as to which such holder of such option might thereafter be entitled to receive.

      17. AMENDMENT OR TERMINATION. The Board may at any time and for any reason terminate or amend the Plan. Except as specifically provided in the Plan, no such termination shall affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interest of the Company and its stockholders. Except as specifically provided in the Plan or as required to obtain a favorable ruling from the Internal Revenue Service or to comply with tax or securities law, no amendment may make any change in any option theretofore granted which materially and adversely affects the rights of any Participant. To the extent necessary to comply with Rule l6b-3 under the Act or section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such manner and to such a degree as required.

      18. NOTICES. All notices or other communications by a Participant to the Company or Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

      19. STOCKHOLDER APPROVAL. Commencement of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval shall cause the Plan not to be adopted, any options granted under the Plan, any Share purchases pursuant to the Plan, and all rights of all Participants.

      20. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      21. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Paragraph 19. It shall continue in effect for a term of ten years unless sooner terminated under Paragraph 17.

      22. NO RIGHTS IMPLIED. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Payroll Deduction Account, or the execution of any participation election form, or the issuance of any Shares, shall give any Employee or Participant any right to continued employment, any legal or equitable right against the Employer or Company or any officer, director, or Employee of an Employer, except as expressly provided by the Plan.

      23. SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

      24. WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

      25. SUCCESSORS AND ASSIGNS. The Plan shall be binding upon all persons entitled to purchase Shares under the Plan, their respective heirs, legatees, and legal representatives and upon the Employers, their successors and assigns.

      26. HEADINGS. The titles and headings of the Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

      27. GOVERNING LAW. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware except to the extent such laws are preempted by federal law. The obligation of the Employer to sell and deliver Shares under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Shares.

      28. NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board nor any member of the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Committee (and their delegates) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

      29. PARTICIPATING EMPLOYERS. This Plan shall constitute the employee stock purchase plan of the Company and each Designated Subsidiary. A Designated Subsidiary may participate in this Plan as of the beginning of an Offering Period, provided the Board and the Board of Directors of the Designated Subsidiary have approved such Designated Subsidiary's participation. A Designated Subsidiary may withdraw from the Plan as of the beginning of any Offering Period by giving written notice to the Board, and such notice must be received by the Board at least 30 days prior to such date.

      30. NO GUARANTEE OF INTERESTS OR TAX TREATMENT. Neither the Committee nor the Company guarantees the Common Stock from loss or depreciation. Neither the Committee nor the Company guarantees favorable tax treatment for the purchase of Shares hereunder.

      31. PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

      IN WITNESS WHEREOF, this 2000 Spectra-Physics Lasers, Inc. Employee Stock Purchase Plan has been executed effective this_____ day of __________________, 2000.

                                          SPECTRA-PHYSICS LASERS, INC.


ATTEST:                                   By:
                                             ----------------------------------
-------------------------------------        Its
Secretary                                       -------------------------------

                                    EXHIBIT A
                        2000 SPECTRA-PHYSICS LASERS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

      I, _____________________, have read the attached prospectus explanation of the 2000 Spectra-Physics Lasers, Inc. Employee Stock Purchase Plan (the "Plan"). I have decided to participate in the Plan, and I wish to purchase that number of shares of Spectra-Physics Lasers, Inc. Common Stock, $.01 par value (the "Shares"), that can be purchased with _____% of my Compensation(1) (select the percentage of your compensation, between 1% and 15%, that you elect to contribute).

      In order to pay for the Shares that I have elected to purchase, I hereby authorize my Employer to deduct the percentage of my Compensation that I specified above from my pay each pay period for which this election is in effect. The Offering Period for which this election will first become effective begins on _________. I understand that this election will remain in effect until I change it or withdraw from the Plan.

      I understand that said payroll deductions shall be accumulated for the purchase of the Shares at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, Shares will be purchased for me automatically on the Exercise Date of each Offering Period unless I otherwise withdraw from the Plan.

      I have received a copy of Spectra-Physics Lasers, Inc.'s most recent prospectus that describes the Plan and a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

      I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

      Beneficiary Designation. In the event of my death, I hereby designate the following as my beneficiary to receive all payments and Shares due me and not yet paid or issued under the Plan, pursuant to Paragraph 12 of the Plan:

Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------





--------------
      (1) Please refer to the Plan document for definitions of capitalized words that are not defined in this Subscription Agreement.

Name and Address of Participant:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature:
          ---------------------------

Date:
     --------------------------------

                                    EXHIBIT B
                        2000 SPECTRA-PHYSICS LASERS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

The undersigned Participant(1) in the 2000 Spectra-Physics Lasers, Inc. Employee Stock Purchase Plan (the "Plan") hereby notifies the Committee that effective on the later of ______________, 200_ (the "Withdrawal Date") or the date this form is received by the Committee, he or she withdraws from the Plan.

The undersigned hereby directs Spectra-Physics Lasers, Inc. (the "Company") to pay to the undersigned, as promptly as possible following the Withdrawal Date, all the payroll deductions credited to his or her Payroll Deduction Account. The undersigned understands and agrees that by withdrawing from the Plan no further payroll deductions will be made for the purchase of shares under the Plan.

Name and Address of Participant:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Date:                                     Signature of
     --------------------------------     Participant:
                                                      --------------------------

                                          Name of
                                          Participant:
                                                      --------------------------





--------------
      (1) Please refer to the Plan document for definitions of capitalized words that are not defined in this Notice of Withdrawal.

                          SPECTRA-PHYSICS LASERS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 16, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned stockholder of SPECTRA-PHYSICS LASERS, INC., a Delaware corporation, does hereby constitute and appoint Patrick L. Edsell and Seth S. Halio, or any one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for an in the name and stead of the undersigned, to vote all shares of Common Stock of SPECTRA-PHYSICS LASERS, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of Spectra-Physics Lasers, Inc. 1335 Terra Bella Avenue, Building 7, Mountain View, California 94043 on Tuesday, May 16, 2000, at 11:00 a.m., local time, and at any and all adjournments and postponements thereof, as follows on the reverse side.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4.

-------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: Please date this proxy, sign your name exactly as it appears hereon, and return promptly using the enclosed postage-paid envelope. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ---------------------------------------

-----------------------------------     ---------------------------------------

-----------------------------------     ---------------------------------------

[ ] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------------------------     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,
           SPECTRA-PHYSICS LASERS, INC.               2 AND 3.
-------------------------------------------------
                                                      1. Election of Directors, Nominees:       For All   With-   For All
Mark box at right if an address                               (01) PATRICK L. EDSELL            Nominees  hold    Nominees
change or comment has been noted   [ ]                        (02) LAWRENCE C. KARLSON
on the reverse side of this card.                             (03) EARL R. LEWIS                  [ ]      [ ]      [ ]
                                                              (04) DENIS A. HELM
RECORD DATE SHARES:                                           (05) POLYVLOWS C. VINTLADIS

                                                      NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted
                                                      for the remaining nominee(s).

                                                      2. Adoption of the 2000 Spectra-Physics   For All   With-   For All
                                                         Inc. Employee Stock Purchase Plan.     Nominees  hold    Nominees
                                                                                                  [ ]      [ ]      [ ]

                                             ----     3. Adoption of the 2000 Spectra-Physics   For All   With-   For All
Please be sure to sign and date this Proxy.  Date        Lasers, Inc. Stock Incentive Plan.     Nominees  hold    Nominees
-------------------------------------------------                                                 [ ]      [ ]      [ ]

                                                      4. Other matters, in their discretion, the proxies are authorized to
-------------------------------------------------        vote upon such other matters as may properly come before the
  Stockholder sign here      Co-owner sign here          meeting or at any adjournments thereof.

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